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                                   EXHIBIT 11



                       Consent of Independent Accountants






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                                                                     Exhibit 11


                               Auditors' Consent


The Board of Trustees of
    INTRUST Funds Trust:


We consent to the use of our report included herein and dated December 6, 1996 for the INTRUST Funds Trust Money Market Fund as of December 6, 1996 and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.





Columbus, Ohio
June 27, 1997